SUB-ITEM 77Q1(A)

                                 AMENDMENT NO. 5
                                       TO
             AMENDED AND RESTATED AGREEMENT AND DECLARATION OF TRUST
                                       OF
                          AIM VARIABLE INSURANCE FUNDS

     This Amendment No. 5 to the Amended and Restated Agreement and Declaration of Trust of AIM Variable Insurance Funds (this "Amendment") amends, effective as of May 1, 2006, the Amended and Restated Agreement and Declaration of Trust of AIM Variable Insurance Funds dated as of September 14, 2005, as amended (the "Agreement").

     Under Section 9.7 of the Agreement, this Amendment may be executed by a duly authorized officer of the Trust.

     WHEREAS, the parties desire to amend the Agreement to remove AIM V.I. Aggressive Growth Fund, AIM V.I. Core Stock Fund, AIM V.I. Growth Fund and AIM V.I. Premier Equity; and

     NOW, THEREFORE, the Agreement is hereby amended as follows:

     1. Schedule A of the Agreement is hereby deleted in its entirety and replaced with the following:

                                   "SCHEDULE A

                          AIM VARIABLE INSURANCE FUNDS
                         PORTFOLIOS AND CLASSES THEREOF

PORTFOLIO                                 CLASSES OF EACH PORTFOLIO
---------                                 -------------------------
AIM V.I. Basic Balanced Fund              Series I shares
                                          Series II shares

AIM V.I. Basic Value Fund                 Series I shares
                                          Series II shares

AIM V.I. Blue Chip Fund                   Series I shares
                                          Series II shares

AIM V.I. Capital Appreciation Fund        Series I shares
                                          Series II shares

AIM V.I. Capital Development Fund         Series I shares
                                          Series II shares

AIM V.I. Core Equity Fund                 Series I shares
                                          Series II shares

AIM V.I. Demographic Trends Fund          Series I shares
                                          Series II shares

AIM V.I. Diversified Dividend Fund        Series I shares
                                          Series II shares

AIM V.I. Diversified Income Fund          Series I shares
                                          Series II shares

AIM V.I. Dynamics Fund                    Series I shares
                                          Series II shares

AIM V.I. Financial Services Fund          Series I shares
                                          Series II shares

AIM V.I. Global Equity Fund               Series I shares
                                          Series II shares

AIM V.I. Global Health Care Fund          Series I shares
                                          Series II shares

AIM V.I. Global Real Estate Fund          Series I shares
                                          Series II shares

AIM V.I. Government Securities Fund       Series I shares
                                          Series II shares

AIM V.I. High Yield Fund                  Series I shares
                                          Series II shares

AIM V.I. International Core Equity Fund   Series I shares
                                          Series II shares

AIM V.I. International Growth Fund        Series I shares
                                          Series II shares

AIM V.I. Large Cap Growth Fund            Series I shares
                                          Series II shares

AIM V.I. Leisure Fund                     Series I shares
                                          Series II shares

AIM V.I. Mid Cap Core Equity Fund         Series I shares
                                          Series II shares

AIM V.I. Money Market Fund                Series I shares
                                          Series II shares

AIM V.I. Small Cap Equity Fund            Series I shares
                                          Series II shares

AIM V.I. Small Cap Growth Fund            Series I shares
                                          Series II shares

AIM V.I. Technology Fund                  Series I shares
                                          Series II shares

AIM V.I. Utilities Fund                   Series I shares
                                          Series II shares"

     2. All references in the Agreement to "this Agreement" shall mean the Agreement as amended by this Amendment.

     3. Except as specifically amended by this Amendment, the Agreement is hereby confirmed and remains in full force and effect.

     IN WITNESS WHEREOF, the undersigned, a duly authorized officer of the Trust, has executed this Amendment as of May 1, 2006.


                                          By: /s/ Robert H. Graham
                                              ----------------------------------
                                          Name: Robert H. Graham
                                          Title: Vice Chairman and President


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